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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549


                                  FORM 8-K


                           CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


              Date of report (Date of earliest event reported)
                              November 3, 2005


                            Gardner Denver, Inc.
              -------------------------------------------------
           (Exact Name of Registrant as Specified in Its Charter)


        Delaware                   1-13215                    76-0419383
  --------------------         ---------------         -----------------------
    (State or Other              (Commission                (IRS Employer
    Jurisdiction of              File Number)            Identification No.)
     Incorporation)


              1800 Gardner Expressway                            62305
                  Quincy, Illinois                           --------------
   -----------------------------------------------             (Zip Code)
      (Address of Principal Executive Offices)


                               (217) 222-5400
                 ------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 7.01         REGULATION FD DISCLOSURE

     On November 3, 2005, Gardner Denver, Inc. (the "Company") issued a press release announcing the completion of its exchange of $125 million 8% Senior Subordinated Notes due 2013, which are registered under the Securities Act of 1933 (the "Securities Act"), for $125 million of its outstanding 8% Senior Subordinated Notes due 2013, which were issued in a private placement in May 2005. A copy of this press release is furnished with this report as Exhibit 99.1 and incorporated by reference herein.

     The information in this Item 7.01 and the exhibit attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act or Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

Exhibit Number    Description of Exhibit

       99.1 Gardner Denver, Inc. Press Release dated November 3, 2005 announcing completion of exchange of its 8% Senior Subordinated Notes due 2013.




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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    GARDNER DENVER, INC.



Date:  November 3, 2005             By: /s/ Tracy D. Pagliara
                                       -------------------------------
                                       Tracy D. Pagliara
                                       Vice President, Administration,
                                       General Counsel and Secretary




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                                EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION
-----------                -----------

      99.1 Gardner Denver, Inc. Press Release dated November 3, 2005 announcing completion of exchange of its 8% Senior Subordinated Notes due 2013.









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